UNITED STATES

                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549



                                      FORM 8-K



                                   CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):  August 9, 1996
                                                    -----------------
                                                     (August 9, 1996)






                                Bradlees, Inc.
                                --------------
             (Exact Name of Registrant As Specified In Its Charter)



                                Massachusetts
                                -------------
                 (State Or Other Jurisdiction of Incorporation)





       1-11134                                         04-3156108
       -------                                         ----------
(Commission File Number)                    (IRS Employer Identification No.)



             One Bradlees Circle; Braintree, Massachusetts 02184
             --------------------------------------------------
           (Address Of Principal Executive Offices)    (Zip Code)



                                  (617) 380-3000
                                  --------------
              (Registrant's telephone number, including area code)



                                  Not Applicable
                                  --------------
         (Former name or former address,  if changed since last report)











                              Exhibit Index on Page 3

                          Page 1 of 5 (Including Exhibit)





Item 5: OTHER EVENTS
        ------------


        On August 9, 1996, Bradlees, Inc. issued a press release announcing the planned closing of fourteen stores within the next few months.The store closings are subject to approval by the United States Bankruptcy Court for the Southern District of New York.
The press release is attached hereto as Exhibit 20 and is incorporated by reference herein.



Item 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS
- -----------------------------------------------------------------




        Exhibit:     20      Press Release dated August 9, 1996.









































































                                       2



                             INDEX TO EXHIBITS









Exhibit No.                         Exhibit                      Page No.
- ----------                          -------                      --------



   20                 Press Release dated August 9, 1996.            5



















                                       3


                                  BRADLEES, INC.

                                AND SUBSIDIARIES



                                   SIGNATURES
                                   ----------







Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                               BRADLEES, INC.





Date:  August 9, 1996                          By /s/ MARK A. COHEN
                                                 -----------------
                                                  Mark A. Cohen
                                                  Chairman and
                                                  Chief Executive Officer



Date:  August 9, 1996                          By  /s/ PETER THORNER
                                                   ----------------
                                                   Peter Thorner
                                                   President, Director and
                                                   Chief Operating Officer





Date:  August 9, 1996                          By  /s/ CORNELIUS F. MOSES III
                                                   --------------------------
                                                   Cornelius F. Moses III
                                                   Senior Vice President,
                                                   Chief Financial Officer





























                                       4

                                                     Exhibit 20





          CONTACT: Coleman Nee - 617-380-8354



             BRADLEES ANNOUNCES ADDITIONAL RESTRUCTURING  STEPS



       BRAINTREE, MA, August 9, 1996 --- Bradlees, Inc. today announced that it will close 14 unprofitable stores. The Company anticipates these affected stores will be closed within the next few months, immediately following their respective store closing sales.
This action is expected to improve Bradlees' financial performance, as these closing store locations are each operating at substantial annual losses.

       In a related move, the Company will reduce its operating divisions from ten to nine geographic market areas, allowing a greater focus on improvements to store productivity and customer service.



                           CLOSING STORE LOCATIONS



            Berlin Turnpike & Deming St.           Newington, CT

            533 South Broad St.                    Meriden, CT

            175 Highland Ave.                      Seekonk, MA

            Route 541 & Burlington Rd.             Burlington, NJ

            140 Route 10                           East Hanover, NJ

            100 14th St.                           Jersey City, NJ

            S-30 Route 17 North                    Paramus, NJ

            Route 9 & Cobbee Rd.                   Latham, NY

            75 Vandenberg Ave.                     Troy, NY

            Route 1 & Highland Parkway             Levittown, PA

            5 Point Plaza, Route 309 & 463         Montgomeryville, PA

            1 Franklin Mills Blvd.                 Philadelphia, PA

            301 Silver Spring St.                  Providence, RI

            300 Quaker Lane                        Warwick, RI



       Bradlees, Inc., which currently operates 124 discount department stores in Maine, New Hampshire, Massachusetts, Connecticut, New York, New Jersey, Pennsylvania and Rhode Island, emphasizes a unique blend of fashionable, high quality apparel and home furnishings at outstanding value to its customers. Bradlees' common stock is listed and traded on the New York Stock Exchange under the symbol "BLE". For additional Bradlees press releases, please call 1-800-758-5804, extension 105750



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